                                                          EXHIBIT 10.2
                         BRENTWOOD CREDIT CORPORATION


SCHEDULE NO.  08

TO MASTER EQUIPMENT LEASE NO.  IPI-1000-100

DATED   March 28, 1996

LESSEE  Interplay Entertainment Corp.


Equipment Data:
---------------

QUANTITY       TYPE       MODEL       DESCRIPTION
--------       ----       -----       -----------

See attached for breakdown of equipment.


Location of Equipment:   16815 Von Karman Avenue
----------------------   Irvine, CA  92606


Term of Schedule:  24 months commencing on the first day of the month following
-----------------
the date that Seller certifies that the Equipment is in good working order and made ready for use. If Equipment is installed, the Commencement Date is the first day of the month following the date the delivery and acceptance document is executed.

Interim rent:  Will be an amount equal to 1/30 of the rental payment multiplied
-------------
by the number of days elapsed between the above seller certification date or, if installed, execution of this schedule and the first day of the following month, or the first day of an otherwise specified month (Commencement Date).

Rental Payments:  $5,215.00 per month in advance plus applicable taxes.
----------------

     Brentwood Credit Corporation, Lessor, hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the Equipment listed above, for the term and rental payments specified, all subject to the terms and conditions set forth in such equipment lease.

Lessor:    BRENTWOOD CREDIT             Lessee:  INTERPLAY ENTERTAINMENT
           CORPORATION                           CORP.


By:  /s/ MICHAEL J. BUDZINSKI           By:  /s/ STEVEN "CHUCK" CAMPS
   ------------------------------          ---------------------------------

Title:  Chief Financial Officer         Title:  Chief Operating Officer
      ---------------------------             ------------------------------

Date:         9/30/98                   Date:          9-27-98
     ----------------------------            -------------------------------

1620 26th Street, Suite 290-S           16815 Von Karman Avenue
Santa Monica, CA  90404                 Irvine, CA  92606

                       [LETTERHEAD OF BRENTWOOD CREDIT]

                         INTERPLAY ENTERTAINMENT CORP.
                    SCHEDULE 08 TO MASTER LEASE IPI-1000-100
                              EQUIPMENT ATTACHMENT
                                  PAGE 1 OF 1



QTY  EQUIPMENT DESCRIPTION
---  ---------------------

     THOMSON BROADCAST
     -----------------
1 B3152-N NTSC Digital Betacam Recorder A.P.B. with Advanced Control Panel (DVWA500/1)
1    B3450-505 NTSC decoder input board (BKDW-505)
1    B3450110 Rack Mounting Adapter
1    Shipping

     NETWORK CATALYST INC.
     ---------------------
3    3C93012 3Com SSII Switch 9300 - 12 Ports 1000Base SX
7    3C39036 3Com SSII Switch 3900 - 36 Ports 10/100BASE TX
     1 PORT 1000Base SX
6    3C39001 3Com SSII Switch 3900 - 1000Base SX Module
1    3C985-SX-5PK 3Com Gig Ethernet Server NIC - 5 Pack
1    3C81400 Transcend Ent Mgr '97 for Windows NT

                       [LETTERHEAD OF BRENTWOOD CREDIT]


Rider No.:  01

To Schedule No.:  08

To Master Equipment Lease No.:  IPI-1000-100

Lessee:  Interplay Entertainment Corp.


                                PURCHASE OPTION


     So long as no Event of Default (or an occurrence that would constitute an Event of Default with the giving of notice or the lapse of time or both) shall have occurred and be continuing, the Lessee shall have the option, on at least 90 days' prior written notice to the Lessor, to purchase all (but not less than all) items of Equipment then subject hereto on the date of expiration of the Term for a purchase price equal to the Fair Market Value (as defined below) of such item of Equipment on such date. If such notice shall be given, the Lessor shall sell and the Lessee shall purchase each item on such date for its Fair Market Value. Upon payment by the Lessee of the purchase price for each item of Equipment, the Lessor shall execute and deliver to or at the direction of the Lessee a bill of sale therefor on an "As-is, Where-Is" basis and without any representation or warranty, except that such item of Equipment is free and clear of all claims, liens, security interests and other encumbrances in favor of the Lessor or of any person claiming through or under the Lessor. The Lessee shall pay or cause to be paid all sales and use taxes payable in connection with such sale to it of any such item of Equipment and all unpaid property taxes thereto assessed or levied against such item of Equipment and attributable to the period prior to such expiration.

     "Fair Market Value" for purposes of the purchase option is defined as the purchase price that would be obtained in a retail market in an arms-length transaction as of the end of the Extended Term between informed and willing buyers and sellers under no compulsion to buy or sell. In the event Lessor and Lessee cannot agree upon the purchase price, such amount shall be determined by an independent appraiser selected by Lessor and satisfactory to Lessee. The cost of such appraisal shall be paid equally by Lessor and Lessee.


                                  BRENTWOOD CREDIT CORPORATION

Date:    9/30/98                  By: /s/ MICHAEL J. BUDZINSKI
     ------------------------        --------------------------------------

                                  Title: Chief Financial Officer
                                        -----------------------------------


                                  INTERPLAY ENTERTAINMENT CORP.

DATE:    9/30/98                  By: /s/ STEVEN "CHUCK" CAMPS
     ------------------------        --------------------------------------

                                  Title: Chief Operating Officer
                                        -----------------------------------

                         BRENTWOOD CREDIT CORPORATION


SCHEDULE NO.    09

TO MASTER EQUIPMENT LEASE NO.   IPI-1000-100

DATED   March 28, 1996

LESSEE  Interplay Entertainment Corp.


Equipment Data:
---------------

QUANTITY    TYPE    MODEL    DESCRIPTION
--------    ----    -----    -----------

See attached for breakdown of equipment.


Location of Equipment:  16815 Von Karman Avenue
----------------------  Irvine, CA 92606


Term of Schedule:  24 months commencing on the first day of the month following
-----------------
the date that Seller certifies that the Equipment is in good working order and made ready for use. If Equipment is installed, the Commencement Date is the first day of the month following the date the delivery and acceptance document is executed.

Interim rent:  Will be an amount equal to 1/30 of the rental payment multiplied
-------------
by the number of days elapsed between the above seller certification date or, if installed, execution of this schedule and the first day of the following month, or the first day of an otherwise specified month (Commencement Date).

Rental Payments:  $4,985.00 per month in advance plus applicable taxes.
----------------

     Brentwood Credit Corporation, Lessor, hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the Equipment listed above, for the term and rental payments specified, all subject to the terms and conditions set forth in such equipment lease.

Lessor:  BRENTWOOD CREDIT         Lessee:  INTERPLAY ENTERTAINMENT
         CORPORATION                       CORP.


By: /s/ MALCOLM LEE               By: /s/ STEVEN "CHUCK" CAMPS
    --------------------------        ---------------------------
Title: President                  Title: Chief Operating Officer
       -----------------------           ------------------------
Date: 9/4/98                      Date: 8/30/98
     -------------------------         --------------------------

1620 26th Street, Suite 290-S     16815 Von Karman Avenue
Santa Monica, CA  90404           Irvine, CA  92606

                       [LETTERHEAD OF BRENTWOOD CREDIT]

                         INTERPLAY ENTERTAINMENT CORP.
                    SCHEDULE 09 TO MASTER LEASE IPI-1000-100
                              EQUIPMENT ATTACHMENT
                                  PAGE 1 OF 2



QTY  EQUIPMENT DESCRIPTION
---  ---------------------

    Carrera Computers, Inc. - Quote #17014
    --------------------------------------
10  RM/SL/533LX 19" Slimline Rackmount Chassis, EV56 LX M/B, Alpha 533Mhz CPU,
    2 MB cache, 300W P/S, and HDFD
20  SD16X72-60 16X72 128MB 3.3 Volt 10ns SDRAM-DIMMS (256MB RAM Per
    Workstation)
10  VDSP2D PCI Video Card w/2MB DRAM
10  2GU16 Seagate Barracuda 2GB, 8 Bit ULTRA SCSI Hard Drive
10  CD24XIDE 24X IDE Toshiba CD-ROM
10  ITI-4140 Intraserver Ultra SCSI Controller & 10/100 Ethernet for Linux, NT
    & UNIX
10  RM/ATX/S Set of 2ea. 24" Rackmount slides for ATX 19" chasis
1   KBD/MSE3 Keyboard 101 and Logitech 3 Button Mouse
1   MISC Black Box 12 port K/V/M switch w/10 cables
10  NT 4.0 WK Windows NT 4.0 Workstation - Single User
1   MISC 43" Rack to house slimlines
1 R&R Warranty-2yrs-CabrioJet repaired/replaced in 48 hrs if RMA's returned to Carrera FedEx next day


    MTI Technology Corporation - Quote #174 32
    ------------------------------------------
1   ATL P1000-2-700 ATL P1000 Library
    30 Cartridges with
    (2) DLT 7000 Fast Wide Diff,
    Maintenance is for one year,
    Includes Mounting Hardware and SCSI3 Cables
1   P1000-C4MK-20 ATL P1000 DLT tape IV Media Kit
    -(20) DL Tape IV data cartridges
    -(1) DL Tape cleaning cartridge
    -(20) cleaning cartridge barcode labels
    30 day warranty

                         INTERPLAY ENTERTAINMENT CORP.
                    SCHEDULE 09 TO MASTER LEASE IPI-1000-100
                              EQUIPMENT ATTACHMENT
                                  PAGE 2 OF 2



QTY  EQUIPMENT DESCRIPTION
---  ---------------------

   MTI Technology Corporation - Quote # 174 34
   -------------------------------------------
1  Gl32R-UWD Gladiator 3200 Chassis with 120/220 AC Power
   - Active/active redundant controllers
   - Active/passive redundant config available
   - Multiple, simultaneous RAID levels 0.1, 0+1 and 5
   - Supports up to 64MB cache
   - Differential Ultra-SCSI host interface
   - 2-16 SCA disk drives of 2.1GB, 4.29GB or 9.1GB cap
   - Array capacities from 4.2GB to 145.6GB
   - Hot-swappable disk drives
   - Redundant hot-swappable power supplies
   - Redundant hot-swappable fans
   - Phone Home 24x7 Service Program
   - 1 year on-site warranty
Each GL32R-UWD is configured with the following options:
1 +GL32-RCD-32 Add-on Dual RAID Ctrls. active/active config w/32MB 1 +GL32R-EXP -(R) drive expansion chassis w/(2) 300 watt, 1 +DAS9KIT-4/4 RAID Software kit, CLI on 4MM, GUI on 4MM
9  +NP379FPL Filler panel, 83/93/MT83SRRM series (SA-379)

7  1820F-LVD-32 Disk Canister 18.2GB 7200 RPM, 3.5" FH LVD
   1 year on-site warranty

4  M68-M68/12 SCSI I/O Interface Cable
   - 12ft SCSI interface cable
   - Mini-68p SCSI III male to Mini-68p SCSI III male
   1 year return-to-factory warranty

                       [LETTERHEAD OF BRENTWOOD CREDIT]

Rider No.:  01

To Schedule No.:  09

To Master Equipment Lease No.:  IPI-1000-100

Lessee:  INTERPLAY ENTERTAINMENT CORP.


                                PURCHASE OPTION


     So long as no Event of Default (or an occurrence that would constitute an Event of Default with the giving of notice or the lapse of time or both) shall have occurred and be continuing, the Lessee shall have the option, on at least 90 days' prior written notice to the Lessor, to purchase all (but not less than all) items of Equipment then subject hereto on the date of expiration of the Term for a purchase price equal to the Fair Market Value (as defined below) of such item of Equipment on such date. If such notice shall be given, the Lessor shall sell and the Lessee shall purchase each item on such date for its Fair Market Value. Upon payment by the Lessee of the purchase price for each item of Equipment, the Lessor shall execute and deliver to or at the direction of the Lessee a bill of sale therefor on an "As-is, Where-Is" basis and without any representation or warranty, except that such item of Equipment is free and clear of all claims, liens, security interests and other encumbrances in favor of the Lessor or of any person claiming through or under the Lessor. The Lessee shall pay or cause to be paid all sales and use taxes payable in connection with such sale to it of any such item of Equipment and all unpaid property taxes thereto assessed or levied against such item of Equipment and attributable to the period prior to such expiration.

     "Fair Market Value" for purposes of the purchase option is defined as the purchase price that would be obtained in a retail market in an arms-length transaction as of the end of the Extended Term between informed and willing buyers and sellers under no compulsion to buy or sell. In the event Lessor and Lessee cannot agree upon the purchase price, such amount shall be determined by an independent appraiser selected by Lessor and satisfactory to Lessee. The cost of such appraisal shall be paid equally by Lessor and Lessee.


                             BRENTWOOD CREDIT CORPORATION

Date: 9/4/98                 By: /s/ MALCOLM LEE
      ------                     --------------------------

                             Title: President
                                    -----------------------


                             INTERPLAY ENTERTAINMENT CORP.

DATE: 8/30/98                BY: /s/ STEVEN "CHUCK" CAMPS
      -------                    --------------------------
                             Title: Chief Operating Officer
                                    -----------------------

                         BRENTWOOD CREDIT CORPORATION



SCHEDULE NO.    010

TO MASTER EQUIPMENT LEASE NO.   IPI-1000-100

DATED   March 28, 1996

LESSEE  Interplay Entertainment Corp.


Equipment Data:
---------------

QUANTITY    TYPE    MODEL    DESCRIPTION
--------    ----    -----    -----------

See attached for breakdown of equipment.


Location of Equipment:  16815 Von Karman Avenue
----------------------  Irvine, CA 92606


Term of Schedule:  24 months commencing on the first day of the month following
-----------------
the date that Seller certifies that the Equipment is in good working order and made ready for use. If Equipment is installed, the Commencement Date is the first day of the month following the date the delivery and acceptance document is executed.

Interim rent:  Will be an amount equal to 1/30 of the rental payment multiplied
-------------
by the number of days elapsed between the above seller certification date or, if installed, execution of this schedule and the first day of the following month, or the first day of an otherwise specified month (Commencement Date).

Rental Payments:  $6,000.00 per month in advance plus applicable taxes.
----------------

     Brentwood Credit Corporation, Lessor, hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the Equipment listed above, for the term and rental payments specified, all subject to the terms and conditions set forth in such equipment lease.


Lessor:  BRENTWOOD CREDIT         Lessee:  INTERPLAY ENTERTAINMENT
         CORPORATION                       CORP.


By: /s/ MALCOLM LEE               By: /s/ STEVEN "CHUCK" CAMPS
    --------------------------        ---------------------------
Title: President                  Title: Chief Operating Officer
       -----------------------           ------------------------
Date: 9/4/98                      Date: 8/30/98
     -------------------------         --------------------------

1620 26th Street, Suite 290-S     16815 Von Karman Avenue
Santa Monica, CA  90404           Irvine, CA  92606

                       [LETTERHEAD OF BRENTWOOD CREDIT]

                         INTERPLAY ENTERTAINMENT CORP.
                   SCHEDULE 010 TO MASTER LEASE IPI-1000-100
                              EQUIPMENT ATTACHMENT
                                  PAGE 1 OF 1


QTY  EQUIPMENT DESCRIPTION
---  ---------------------

     FORMERLY SCHEDULE 05
     Euphonix
     --------
1    Euphonix Digital Control Studio System
     - a 72 fader Mix Controller frame, fitted with 56 faders
     - One Audio Tower - System Power Supply:  120VAC/60Hz
     - Support Computer with Color Graphics Display
     - V.2 MixView Software, Operation Manual & user software license
     - Patchbay: 8 x 96 jack connectorized patchrows
     - Cabling: Mix controller to Machine Room = 15m, Patch Bay = 10m
     - Upper and lower faders have access to 6 stereo buses and ST1, ST2
     - One Digital Studio Controller
3    ES108A-1/Chan Cables (2m/7ft) for 24 Channels of Dynamics


     FORMERLY SCHEDULE 06
     Plexus Data Inc.
     ----------------
1    - MAST9500 Inteligent RAID Subsystem
7    - Ultra Wide 7200rpm HDD (includes 1 hotspare)
7    - MAST 9500 Drive Shuttles
1    - CMD Wide Bridge Controller
1    - Management Board for CMD
1    - 68pin to 68pin External SCSI Cable

     PLEXUS DATA INC.
     ----------------
3    - MAST9500 Inteligent RAID Subsystems
23   - Ultra Wide 7200rpm HDD (includes 2 hotspare)
23   - MAST9500 Drive Shuttles
2    - CMD Wide Bridge Controller
3    - Management Board for CMD
3    - 68pin to 68pin External SCSI Cable

                       [LETTERHEAD OF BRENTWOOD CREDIT]



Rider No.:  01

To Schedule No.:  010

To Master Equipment Lease No.:  IPI-1000-100

Lessee:  Interplay Entertainment Corp.


                                PURCHASE OPTION


     So long as no Event of Default (or an occurrence that would constitute an Event of Default with the giving of notice or the lapse of time or both) shall have occurred and be continuing, the Lessee shall have the option, on at least 90 days' prior written notice to the Lessor, to purchase all (but not less than all) items of Equipment then subject hereto on the date of expiration of the Term for a purchase price equal to the Fair Market Value (as defined below) of such item of Equipment on such date. If such notice shall be given, the Lessor shall sell and the Lessee shall purchase each item on such date for its Fair Market Value. Upon payment by the Lessee of the purchase price for each item of Equipment, the Lessor shall execute and deliver to or at the direction of the Lessee a bill of sale therefor on an "As-is, Where-Is" basis and without any representation or warranty, except that such item of Equipment is free and clear of all claims, liens, security interests and other encumbrances in favor of the Lessor or of any person claiming through or under the Lessor. The Lessee shall pay or cause to be paid all sales and use taxes payable in connection with such sale to it of any such item of Equipment and all unpaid property taxes thereto assessed or levied against such item of Equipment and attributable to the period prior to such expiration.

     "Fair Market Value" for purposes of the purchase option is defined as the purchase price that would be obtained in a retail market in an arms-length transaction as of the end of the Extended Term between informed and willing buyers and sellers under no compulsion to buy or sell. In the event Lessor and Lessee cannot agree upon the purchase price, such amount shall be determined by an independent appraiser selected by Lessor and satisfactory to Lessee. The cost of such appraisal shall be paid equally by Lessor and Lessee.


                                                  BRENTWOOD CREDIT CORPORATION

Date:  9-4-98                                     By:  /s/ MALCOLM LEE
     ------------                                    ---------------------------
                                                  Title:  President
                                                        ------------------------

                                                  INTERPLAY ENTERTAINMENT CORP.

DATE:  8/30/98                                    BY: /s/ STEVEN "CHUCK" CAMPS
     ------------                                    ---------------------------
                                                  TITLE: Chief Operating Officer
                                                        ------------------------

                       [LETTERHEAD OF BRENTWOOD CREDIT]


Rider No.:  02

To Schedule No.:  010

To Equipment Lease No.:  IPI-1000-100

Lessee:    Interplay Entertainment Corp.




Cancellation to Schedule 05 and 06 to Master Lease IPI-1000-100 dated March 28, 1996 between Interplay Productions, Inc., as Lessee, and Brentwood Credit Corporation, as Lessor




In consideration of Lessee executing and accepting Schedule 010 to Master Lease IPI-1000-100, commencing September 1, 1998, Lessor agrees to terminate the lease term and rental obligations effective August 31, 1998 for Schedules 05 and 06 to Master Lease IPI-1000-100, provided no Event of Default has occurred and is continuing.



Lessor:                         Lessee:
BRENTWOOD CREDIT CORPORATION    INTERPLAY ENTERTAINMENT CORP.


By: /s/ MALCOLM LEE             By:  /s/ STEVEN "CHUCK" CAMPS
   -------------------------       ----------------------------
Title: President                Title: Chief Operating Officer
      ----------------------          -------------------------
Date:    9-4-98                 Date:      8-30-98
     -----------------------         --------------------------

               NOTICE OF ASSIGNMENT AND LESSEE'S ACKNOWLEDGMENT


Date:  August 26, 1998

To:  Interplay Entertainment Corp.
     16815 Von Karmen Avenue
     Irvine, CA  92606


     Please be advised that BRENTWOOD CREDIT CORPORATION ("Lessor") has assigned to Norwest Equipment Finance, Inc. ("Lender") all rights of Lessor in those certain Schedules (the "Assigned Schedules") (which Assigned Schedules are listed in Exhibit A hereto) to the Master Equipment Lease No. IPI-1000-100 between you, as Lessee and Brentwood Credit Corporation, as Lessor, dated March 28, 1996 (the "Lease"), including all rights to receive the lease payments for the Assigned Schedules payable by you commencing on the dates set forth on Exhibit A and continuing up to and including the dates set forth on Exhibit A and all other sums which may become due and payable from you to Lessor under the Assigned Schedules and the Lease as it relates to the Assigned Schedules.
Lessor agrees to remain responsible for the performance of all duties and obligations of the Lessor under the Lease and Assigned Schedules.

     Except as otherwise directed by Lender, please pay any and all rents and any other amounts payable by you under the Assigned Schedules directly to Lender at the following address:

                        Norwest Equipment Finance, Inc.
                        733 Marquette Avenue, Suite 300
                             Minneapolis, MN  55402


     Please acknowledge this assignment in the space provided below:

          Lessor: BRENTWOOD CREDIT CORPORATION


             By: /s/ MALCOLM LEE
                 ---------------

          Title: President
                 ---------------


     The undersigned acknowledges receipt of the foregoing Notice of Assignment and in consideration of the financing extended by Lender to Lessor and benefits derived therefrom the undersigned agrees: (1) to be bound by the provisions of the Lease, the Assigned Schedules (copies of the Lease and the Assigned Schedules are attached hereto) and the foregoing Notice of Assignment; (2) that the undersigned has received no notice of any other assignments or claims relating to the Assigned Schedules and has no reason to refuse to make payments of rents and other proceeds due thereunder and under the Lease (to the extent it relates to the Assigned Schedules) to Lender; (3) not to amend, terminate or assign the Lease (to the extent it relates to the Assigned Schedules) or any of the Assigned Schedules or substitute the equipment subject to any of the Assigned Schedules without prior written consent of Lender;(4) that there are no defaults or event that with the passage of time, giving of notice or both would become a default under the Lease or any of the Assigned Schedules and that the Lease and the Assigned Schedules as executed are binding and legally enforceable against the undersigned in accordance with their terms; (5) to make payments to Lender until instructed to do otherwise by Lender and such payments are unconditional and absolute without any set-off or deduction whatsoever, notwithstanding any defect in, damage to or requisition of any of the equipment leased under any of the Assigned Schedules, or any other similar or dissimilar event, or any defense, set-off, counterclaim or recoupment arising out of any claim the undersigned may have against Lessor, it being understood that the undersigned retains the right to assert any such claim in a separate action against Lessor; (6) the Lessee has no right, title or interest in such equipment except as provided under the Lease and the Assigned Schedules; (7) only the Lender shall have the power to give any consents, waivers or approvals or make any requests under or with respect to the Lease (to the extent it relates to the Assigned Schedules); (8) if any default occurs under the Lease (to the extent it relates to the Assigned Schedules), Lender may exercise all remedies available thereunder in place of Lessor; and (9) Lessor shall have the right to disclose to Lender the business relationship between Lessor and Lessee and any information relating to Lessee which is possessed by Lessor.

     The undersigned further acknowledges that Lender has not assumed any duties of Lessor under the Lease or any of the Assigned Schedules and has made no representations or warranties whatsoever as to the Lease, the Assigned Schedules or any of the leased equipment.



          Lessee:  INTERPLAY ENTERTAINMENT CORP.


             By: /s/ STEVEN "CHUCK" CAMPS
                 ------------------------
          Title: Chief Operating Officer
                 ------------------------

                       [LETTERHEAD OF BRENTWOOD CREDIT]

                               Brentwood Credit


                                   Exhibit A
                          to the Notice of Assignment
                          and Lessee's Acknowledgment


Date:  AUGUST 26, 1998
Lessee:  INTERPLAY ENTERTAINMENT CORP.

Assigned
Schedule            Schedule              Monthly    Assigned
Number          Start & End Date          Rental     Payments     Start & End Date
------          ----------------          ------     --------     ----------------
   09           09/01/98 - 08/31/2000     $4,985.00     23        10/01/98 - 08/01/2000
  010           09/01/98 - 08/31/2000     $6,000.00     23        10/01/98 - 08/01/2000
